UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 21, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-7275                                        47-0248710
(Commission File Number)                    (IRS Employer Identification No.)

           One ConAgra Drive
               Omaha, NE                                 68102
(Address of Principal Executive Offices)               (Zip Code)

                                 (402) 595-4000
                         (Registrant's Telephone Number,
                              Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         ConAgra Foods, Inc. issued a press release and posted a Q&A document on the company's website on September 21, 2005 with earnings information on the company's first quarter ended August 28, 2005. The press release and related Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONAGRA FOODS, INC.


Date:  September 21, 2005                  By:   /s/ Frank S. Sklarsky
                                              ---------------------------------
                                               Name:   Frank S. Sklarsky
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                    Description                                 Page No.


99.1     Press release dated September 21, 2005........................

99.2     Questions and Answers.........................................